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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                OCTOBER 15, 1997



                        DIAMOND MULTIMEDIA SYSTEMS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               0-25580                                   77-0390654
        ---------------------              ------------------------------------
        (COMMISSION FILE NO.)              (I.R.S. EMPLOYER IDENTIFICATION NO.)




                              2880 JUNCTION AVENUE
                           SAN JOSE, CALIFORNIA 95134
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 325-7000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 8.        Change in Fiscal Year

               On October 15, 1997, Diamond Multimedia Systems, Inc. determined to change its fiscal year end 1997. Previously, the year-end date was the last Sunday closest to the end of the last month of the calendar year. The date of the new 1997 fiscal year-end is December 31, 1997. The Form 10-K will be the report which covers the transition period.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DIAMOND MULTIMEDIA SYSTEMS, INC.



Date:    October 27, 1997                   By:  /s/  WILLIAM J. SCHROEDER
                                                 -------------------------
                                                 William J. Schroeder
                                                 President and Chief
                                                 Executive Officer







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